EXHIBIT 10.1
                                                                    ------------
                        EXTENSION OF CONSULTING AGREEMENT
                                (AMENDMENT NO. 1)

1.  PARTIES.

1.1. This Extension of Consulting Agreement Amendment No. 1 (the "Amendment") is made and entered into effective as of March 1, 2005, by and between ATSI Communications, Inc. (the "Company"), a Nevada corporation whose address is 8600 Wurzbach Road, Suite 700W, San Antonio, Texas 78240 and Donald W. Sapaugh & Hunter M. Carr, natural persons (the "Consultant's"), whose address is 10750 Hammerly, Suite 300, Houston, Texas 77043 and amends certain Extension of Consulting Agreement as of November 1, 2004 (the "Consulting Agreement") by and between the Company and the Consultant.

2.  RECITALS.

2.1. This Agreement is made with reference to the following facts and circumstances:

     (a) The Consulting Agreement provides for the payment of a Consulting Fee (as defined in the Consulting Agreement) in the form of warrants to purchase the Company's common stock pursuant to a Warrant Agreement attached as an exhibit to the Consulting Agreement.

     (b) As a result of the Restructure and additional work undertaken by the Consultants that, neither of which were anticipated at the time of the Consulting Agreement, the parties wish to amend the Consulting Agreement to establish a new Consulting Fee and change the terms of the warrants to purchase the common stock.

2.2. In consideration of the premises, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Consultant agree as follows.

3.  CONSULTING  FEE.

Section 4.1 of the Extension of Consulting Agreement is amended to read as follows in its entirety:

     4.1. The Company shall pay the Consultant as a fee for his services under this Agreement (the "Consulting Fee") warrants to purchase up to 1,250,000 shares of the Company's common stock in the denominations and at the price per share identified in Exhibit 4.1, which shall be deemed to be fully earned upon execution of this Agreement.

4.  TERM  OF  EXTENSION.

Section 3.1 of the Extension of Consulting Agreement is amended to read as follows in its entirety:

     3.1. The Company herby engages the services of the consultant, as an independent contractor for twelve (12) months from March 1, 2005 through February 28, 2006.

5.  REPLACEMENT  OF  EXHIBIT  4.1

Section 4.1 to the Extension of Consulting Agreement is hereby deleted in its entirety and replaced with Exhibit 4.1 attached to this Amendment.

6.  REVOCATION  OF  THE  WARRANT  AGREEMENT  AND  REPLACEMENT  OF  EXHIBIT  A.

The Warrant Agent Agreement attached as Exhibit A to the Consulting Agreement and signed by the Company and the Consultant is hereby revoked in its entirety and deemed to be of no further force or effect. Exhibit A attached to the Extension of Consulting Agreement is deleted in its entirety and replaced with Exhibit A attached to this Amendment.

7.  RATIFICATION  OF  THE  CONSULTING  AGREEMENT.

The Company and the Consultant hereby ratify and confirm the Consulting Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date first above written.

The  Consultants:                              The  Company:



/S/  Donald  W.  Sapaugh                       ATSI  Communications,  Inc.,
------------------------
Donald  W.  Sapaugh                            a  Nevada  corporation
                                               By  /S/  Arthur  L.  Smith
                                                   ----------------------
/S/  Hunter  M.  Carr                          Arthur  L.  Smith
---------------------
Hunter  M.  Carr                               President  &  CEO

                             EXHIBIT 4.1
                           CONSULTING FEE

               -------------------------------------------
               NUMBER OF SHARES  EXERCISE PRICE PER SHARE
               -------------------------------------------
                   650,000               $ .35
               -------------------------------------------
                   300,000               $ .30
               -------------------------------------------
                   300,000               $ .40
               -------------------------------------------